Supplement dated May 1, 2008 to the Madison Mosaic Guide to Doing Business dated December 31, 2005:

Effective May 1, 2008, the Intermediate Income Fund is known as the Core Bond Fund.   And, of course, as stated in the applicable Madison Mosaic Fund prospectus, all references to "Mosaic Funds" in this Guide to Doing Business refer to "Madison Mosaic."